Miscellaneous, Net	9 Months Ended
Sep. 30, 2014
Other Income and Expenses [Abstract]
Miscellaneous, Net

NOTE 16 — MISCELLANEOUS, NET

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Costs associated with the sale of receivables	$1.7	$1.4	$4.7	$4.0
Strategic review costs	0.9	—	0.9	—
Debt forgiveness	(0.1)	(0.1)	(0.1)	(0.1)
Value-added tax refunds	—	—	—	(1.9)

Other expense, net	$2.5	$1.3	$5.5	$2.0

In August 2014, Holdings’ shareholder advised that it is undertaking a strategic review of its ownership of the business, as part of a broader strategic review of the commonly-owned automotive aftermarkets businesses (which includes businesses operated by Autoparts Holdings). The review may result in a decision to sell some or all of the business, although no decision has been made at this time to do so.